Exhibit 24.1

                                                               Form 10-K
                                                       Limited Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of Ball Corporation, an Indiana corporation, hereby constitute and appoint R. David Hoover and Raymond J. Seabrook, and any one or all of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation the Form 10-K of the
Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment to such Form 10-K, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact or any one of them, as herein authorized.

Date:    March 27, 2003

/s/ R. David Hoover                                    /s/ Frank A. Bracken
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R. David Hoover                  Officer               Frank A. Bracken                 Director

/s/ Raymond J. Seabrook                                /s/ Howard M. Dean
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Raymond J. Seabrook              Officer               Howard M. Dean                   Director

/s/ Douglas K. Bradford                                /s/ Hanno C. Fiedler
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Douglas K. Bradford              Officer               Hanno C. Fiedler                 Director

                                                       /s/ John T. Hackett
                                                       ------------------------------------------------------
                                                       John T. Hackett                  Director

                                                       /s/ R. David Hoover
                                                       ------------------------------------------------------
                                                       R. David Hoover                  Chairman of the
                                                                                        Board and Director

                                                       /s/ John F. Lehman
                                                       ------------------------------------------------------
                                                       John F. Lehman                   Director

                                                       /s/ Jan Nicholson
                                                       ------------------------------------------------------
                                                       Jan Nicholson                    Director

                                                       /s/ George A. Sissel
                                                       ------------------------------------------------------
                                                       George A. Sissel                 Director

                                                       /s/ Theodore M. Solso
                                                       ------------------------------------------------------
                                                       Theodore M. Solso                Director

                                                       /s/ William P. Stiritz
                                                       ------------------------------------------------------
                                                       William P. Stiritz               Director

                                                       /s/ Stuart A. Taylor II
                                                       ------------------------------------------------------
                                                       Stuart A. Taylor II              Director